CONSOLIDATED STATEMENT OF CASH FLOWS - (Parenthectical) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cash and cash equivalents includes: [abstract]
Bank overdrafts	[1]	$ 0	$ 0	$ 0
Interest paid [abstract]
Capitalised interest	[2]	$ 480	$ 552	$ 454

[1]	Net aft er cash and cash equivalents acquired. Cash and cash equivalents include bank overdrafts which were zero at 31 December 2019 , 2018 and 2017.
[2]

Interest paid in cash flows provided by operating activities exclud es capitalised interest of USD 480 million, USD 552 million and USD 454 million for the years ending 31 December 2019, 2018 and 201 7, respectively. Capitalised interest is included in Capital expenditures and investments in cash flows used in investing activ ities.